UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year

On April 30, 2010, the Board of Directors of WellPoint, Inc. (the “Company”) adopted an amendment to Article II, Section 2.1 of its By-Laws to provide that the number, groups and terms of the Board of Directors shall not be governed by the provisions of Indiana Code Section 23-1-33-6(c), which provides that publicly traded companies organized under Indiana law are required to maintain staggered terms for the directors unless the by-laws expressly opt out of such provision. This amendment is effective as of July 29, 2009.

The preceding is qualified in its entirety by reference to the Company’s By-Laws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Section 9—Financial Statements and Exhibits.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

3.2	By-Laws of WellPoint, Inc., as amended April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2010

WELLPOINT, INC.

By:	/s/ John Cannon
Name:	John Cannon
Title:	EVP, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.2	By-Laws of WellPoint, Inc., as amended April 30, 2010